Exhibit 99.4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation                                                        100
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                                     Limited  Stated   All    Avg Prin  Current
FICO Score                Full DOC     Doc     Doc    Docs      Bal       LTV
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(50 increment)
0 - 499                      0.00     0.00    0.00    0.00        --        0
500-550                      8.93     0.58    5.10   14.61   152,071    75.12
551-600                     10.98     0.95    6.95   18.88   155,665    79.86
601-650                     13.60     1.13   14.05   28.78   174,202    81.75
651-700                      6.95     0.68   15.23   22.85   189,781    82.45
701-750                      2.76     0.15    8.72   11.62   203,413    83.49
751-800                      0.87     0.02    2.26    3.15   195,562    80.92
801-850                      0.00     0.00    0.11    0.12   154,782    89.71
Total                       44.10     3.50   52.40  100.00   173,333    80.77
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LTV & FICO

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                  FICO     FICO                                                              Avg Prin           Gross
Current LTV        NA    500-550   51-600 601-650 651-700 701-750  751-800 801-850   total      Bal      WAC    Margin
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(10 increment)
..01 - 10.00       0.00     0.00     0.00    0.02    0.00    0.00     0.00    0.00     0.02    119,401   7.000   6.500
10.01-20          0.00     0.01     0.03    0.00    0.01    0.00     0.00    0.00     0.05     53,551   8.966   7.700
20.01-30          0.00     0.03     0.05    0.10    0.01    0.00     0.02    0.00     0.21     74,212   7.742   7.165
30.01-40          0.00     0.30     0.10    0.10    0.04    0.02     0.03    0.00     0.59    118,459   7.673   6.966
40.01-50          0.00     0.33     0.43    0.28    0.11    0.00     0.01    0.00     1.17    129,658   7.580   6.682
50.01-60          0.00     0.96     0.84    0.73    0.33    0.08     0.00    0.00     2.93    160,004   7.207   6.435
60.01-70          0.00     2.52     2.29    1.83    1.14    0.23     0.09    0.00     8.10    176,069   7.510   6.688
70.01-80          0.00     6.00     5.88   13.74   13.25    7.46     2.38    0.01    48.73    204,530   7.069   6.288
80.01-90          0.00     4.42     7.30    7.96    4.76    1.85     0.39    0.06    26.73    180,358   7.706   6.490
90.01-100         0.00     0.04     1.97    4.02    3.20    1.98     0.23    0.04    11.47    105,977   8.740   6.510
Total             0.00    14.61    18.88   28.78   22.85   11.62     3.15    0.12   100.00    173,333   7.483   6.408
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Prin Balance & FICO

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                      FICO      FICO                                                             Current             Gross
Prin Balance           NA     500-550   51-600 601-650 651-700 701-750  751-800 801-850   total    LTV       WAC     Margin
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(50,000 increments)
$1 - $50,000          0.00     0.41     0.52    0.67    0.39    0.21     0.04    0.01     2.23    85.00    10.019     8.400
$50,001 - $100,000    0.00     2.01     2.37    2.58    1.89    0.66     0.23    0.01     9.76    82.65     8.775     7.276
$100,001 - $150,000   0.00     2.44     2.94    4.37    2.42    0.98     0.41    0.00    13.57    80.34     7.895     6.576
$150,001 - $200,000   0.00     2.73     3.54    4.07    3.43    1.73     0.31    0.00    15.81    80.16     7.481     6.334
$200,001 - $250,000   0.00     2.43     2.38    3.36    3.35    1.57     0.17    0.04    13.29    80.48     7.289     6.308
$250,001 - $300,000   0.00     1.16     2.29    3.09    2.06    1.40     0.37    0.00    10.38    79.48     7.109     6.235
$300,001 - $350,000   0.00     1.38     2.01    2.62    2.50    1.07     0.44    0.00    10.02    81.66     7.051     6.178
$350,001 - $400,000   0.00     0.58     0.96    2.35    2.15    1.58     0.68    0.00     8.29    79.95     6.915     6.245
$400,001 - $450,000   0.00     0.39     0.63    2.57    1.35    0.76     0.13    0.06     5.89    81.10     6.929     6.239
$450,001 - $500,000   0.00     0.65     0.50    1.08    1.81    0.35     0.22    0.00     4.60    80.33     7.013     6.214
$500,001 - $550,000   0.00     0.08     0.32    1.27    0.40    0.48     0.15    0.00     2.70    81.68     6.835     6.240
$550,001 - $600,000   0.00     0.26     0.43    0.51    0.34    0.43     0.00    0.00     1.98    81.63     6.977     6.341
$600,001 - $650,000   0.00     0.00     0.00    0.00    0.29    0.29     0.00    0.00     0.57    82.64     6.923     6.417
$650,001 - $700,000   0.00     0.10     0.00    0.11    0.10    0.00     0.00    0.00     0.31    81.40     8.415     6.036
$700,001 - $750,000   0.00     0.00     0.00    0.00    0.00    0.11     0.00    0.00     0.11    87.87     6.975     5.750
$750,001 - $800,000   0.00     0.00     0.00    0.00    0.24    0.00     0.00    0.00     0.24    76.21     7.015     7.015
$800,001 - $850,000   0.00     0.00     0.00    0.00    0.12    0.00     0.00    0.00     0.12    64.22     6.875     6.375
$850,001 - $900,000   0.00     0.00     0.00    0.13    0.00    0.00     0.00    0.00     0.13    80.00     8.125     6.250
$900,001 - $950,000   0.00     0.00     0.00    0.00    0.00    0.00     0.00    0.00     0.00     0.00     0.000     0.000
$950,001 - $1,000,00  0.00     0.00     0.00    0.00    0.00    0.00     0.00    0.00     0.00     0.00     0.000     0.000
<= $1,000,000         0.00     0.00     0.00    0.00    0.00    0.00     0.00    0.00     0.00     0.00     0.000     0.000
total                 0.00    14.61    18.88   28.78   22.85   11.62     3.15    0.12   100.00    80.77     7.483     6.408
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Prepayment Penalty & FICO

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Prepayment       FICO     FICO                                                            Current         Gross    Avg Prin
Penalty           NA    500-550   51-600 601-650 651-700 701-750 751-800 801-850   total    LTV     WAC   Margin      Bal
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(whatever increments)
0                0.00     2.12     2.95    3.74    2.86    1.52    0.48    0.07    13.74   81.32    7.94   6.39   150060.00
6                0.00     0.03     0.03    0.04    0.02    0.03    0.00    0.00     0.15   80.90    7.81   6.54   140795.00
12               0.00     0.72     0.94    1.60    1.46    0.50    0.25    0.00     5.46   80.05    7.39   6.20   254066.00
18               0.00     0.04     0.02    0.00    0.00    0.06    0.00    0.00     0.11   82.37    6.72   4.61   151053.00
24               0.00    10.04    12.69   19.26   15.60    7.88    1.82    0.05    67.34   81.21    7.45   6.45   178548.00
30               0.00     0.00     0.00    0.02    0.00    0.00    0.00    0.00     0.02   79.89    7.75   6.25   131733.00
36               0.00     1.38     2.08    3.45    2.71    1.43    0.49    0.00    11.53   77.61    7.23   6.27   156181.00
42               0.00     0.00     0.03    0.00    0.00    0.00    0.00    0.00     0.03   89.95    9.25   8.25   224883.00
48               0.00     0.00     0.00    0.07    0.00    0.00    0.00    0.00     0.07   84.88    7.90   0.00   445637.00
60               0.00     0.28     0.15    0.60    0.21    0.20    0.11    0.00     1.55   82.27    7.12   5.79   145495.00
Total:           0.00    14.61    18.88   28.78   22.85   11.62    3.15    0.12   100.00   80.77    7.48   6.41   173333.00
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Mortg Rates & FICO

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                 FICO     FICO                                                            Current         Gross    Avg Prin
Mort Rates        NA    500-550   51-600 601-650 651-700 701-750 751-800 801-850   total    LTV     WAC   Margin      Bal
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(50 bps increment)
4.501 - 5.000    0.00     0.00     0.00    0.05    0.16    0.00    0.00    0.00     0.21   75.93    4.97   5.32   201518.00
5.001 - 5.500    0.00     0.02     0.17    0.28    0.56    0.16    0.04    0.00     1.24   76.71    5.38   5.46   250028.00
5.501 - 6.000    0.00     0.23     0.88    2.61    2.38    1.61    0.46    0.00     8.18   76.07    5.86   5.64   251834.00
6.001 - 6.500    0.00     0.34     1.24    4.54    4.70    2.71    0.78    0.00    14.32   78.64    6.33   5.95   246117.00
6.501 - 7.000    0.00     1.24     3.50    7.21    6.45    3.29    1.13    0.06    22.89   79.57    6.80   6.15   233871.00
7.001 - 7.500    0.00     1.28     2.27    4.32    3.08    1.40    0.37    0.00    12.72   81.35    7.30   6.18   200562.00
7.501 - 8.000    0.00     3.04     3.31    3.71    2.36    1.05    0.17    0.05    13.70   81.39    7.80   6.30   183343.00
8.001 - 8.500    0.00     1.88     1.92    2.19    0.80    0.49    0.01    0.00     7.29   83.82    8.28   6.59   161172.00
8.501 - 9.000    0.00     2.14     1.84    1.52    0.46    0.36    0.03    0.00     6.35   82.12    8.80   6.98   143311.00
9.001 - 9.500    0.00     1.22     1.27    0.55    0.61    0.10    0.05    0.00     3.79   82.30    9.27   7.43   129962.00
9.501 - 10.000   0.00     1.61     1.32    0.80    0.58    0.27    0.07    0.00     4.65   85.17    9.81   8.53    85396.00
10.001 - 10.500  0.00     1.15     0.74    0.34    0.41    0.09    0.00    0.00     2.73   84.64   10.28   9.27    75741.00
10.501 - 11.000  0.00     0.30     0.22    0.39    0.18    0.06    0.03    0.00     1.19   90.19   10.80   9.01    62079.00
11.001 - 11.500  0.00     0.05     0.09    0.11    0.07    0.01    0.00    0.00     0.33   92.50   11.32  10.88    49372.00
11.501 - 12.000  0.00     0.09     0.08    0.08    0.01    0.00    0.00    0.00     0.27   86.42   11.78   6.43    47650.00
12.001 - 12.500  0.00     0.00     0.02    0.01    0.01    0.02    0.00    0.00     0.07   97.82   12.30   0.00    41717.00
12.501 - 13.000  0.00     0.00     0.02    0.02    0.00    0.01    0.00    0.00     0.04   99.98   12.91   0.00    42730.00
13.001 - 13.500  0.00     0.00     0.00    0.03    0.00    0.00    0.00    0.00     0.03   99.99   13.50   0.00    36830.00
13.501 - 14.000  0.00     0.00     0.00    0.00    0.00    0.00    0.00    0.00     0.00    0.00    0.00   0.00        0.00
14.001 - 14.500  0.00     0.00     0.00    0.00    0.00    0.00    0.00    0.00     0.00    0.00    0.00   0.00        0.00
14.501 - 15.000  0.00     0.00     0.00    0.00    0.00    0.00    0.00    0.00     0.00    0.00    0.00   0.00        0.00
15.001 >=        0.00     0.00     0.00    0.00    0.00    0.00    0.00    0.00     0.00    0.00    0.00   0.00        0.00
Total:           0.00    14.61    18.88   28.78   22.85   11.62    3.15    0.12   100.00   80.77    7.48   6.41   173333.00
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Mortg Rates & LTV

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                    .01-   10.01-  20.01-  30.01-  40.01-  50.01-  60.01-  70.01-  80.01-  90.01-         avg   Gross   Avg Prin
Mortg Rates          10      20      30      40      50     60       70      80      90     100    total  FICO  Margin     Bal
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(50 bps increment)
4.501 - 5.000       0.00    0.00    0.00    0.00    0.00    0.00    0.09    0.07    0.05    0.00    0.21   652    5.3   201518.0
5.001 - 5.500       0.00    0.00    0.02    0.01    0.00    0.07    0.11    0.84    0.19    0.00    1.24   659    5.5   250028.0
5.501 - 6.000       0.00    0.00    0.02    0.05    0.17    0.59    0.87    5.22    1.22    0.05    8.18   660    5.6   251834.0
6.001 - 6.500       0.00    0.00    0.02    0.04    0.12    0.61    1.11    9.36    2.55    0.50   14.32   662    5.9   246117.0
6.501 - 7.000       0.02    0.00    0.01    0.18    0.16    0.50    1.75   14.36    4.93    0.97   22.89   648    6.1   233871.0
7.001 - 7.500       0.00    0.01    0.02    0.06    0.22    0.19    0.76    6.30    4.07    1.12   12.72   633    6.2   200562.0
7.501 - 8.000       0.00    0.01    0.02    0.06    0.13    0.30    1.09    5.98    4.64    1.48   13.70   609    6.3   183343.0
8.001 - 8.500       0.00    0.00    0.03    0.03    0.08    0.14    0.44    2.24    2.72    1.61    7.29   598    6.6   161172.0
8.501 - 9.000       0.00    0.01    0.04    0.06    0.14    0.15    0.66    1.48    2.63    1.20    6.35   587    7.0   143311.0
9.001 - 9.500       0.00    0.02    0.03    0.03    0.04    0.21    0.32    0.83    1.53    0.78    3.79   586    7.4   129962.0
9.501 - 10.000      0.00    0.00    0.02    0.02    0.07    0.11    0.44    1.02    1.39    1.58    4.65   590    8.5    85396.0
10.001 - 10.500     0.00    0.00    0.00    0.05    0.03    0.06    0.31    0.73    0.56    0.99    2.73   580    9.3    75741.0
10.501 - 11.000     0.00    0.00    0.00    0.00    0.00    0.01    0.10    0.21    0.22    0.65    1.19   611    9.0    62079.0
11.001 - 11.500     0.00    0.00    0.00    0.00    0.00    0.01    0.03    0.03    0.02    0.24    0.33   608   10.9    49372.0
11.501 - 12.000     0.00    0.01    0.00    0.01    0.01    0.01    0.01    0.06    0.00    0.16    0.27   578    6.4    47650.0
12.001 - 12.500     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.07    0.07   646    0.0    41717.0
12.501 - 13.000     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.04    0.04   637    0.0    42730.0
13.001 - 13.500     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.03    0.03   626    0.0    36830.0
13.501 - 14.000     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00     0    0.0        0.0
14.001 - 14.500     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00     0    0.0        0.0
14.501 - 15.000     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00     0    0.0        0.0
15.001 >=           0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00     0    0.0        0.0
Total:              0.02    0.05    0.21    0.59    1.17    2.93    8.10   48.73   26.73   11.47  100.00   629    6.4   173333.0
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